

E.C.D.
AUTO DESIGN

INVESTOR PRESENTATION

MARCH 2023

EF Hutton
Acquisition Corporation I

DISCLAIMER

About this Presentation

This presentation (the "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between EF Hutton Acquisition Corporation I ("EFHT") and Humble Imports, Inc. d/b/a E.C.D. Auto Design, ("E.C.D." or the "Company"). The information contained herein does not purport to be all-inclusive and none of EFHT, the Company, EF Hutton, division of Benchmark Investments, LLC EF Hutton or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, EFHT, the Company, EF Hutton, division of Benchmark Investments, LLC or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company. None of EFHT, the Company, EF Hutton, division of Benchmark Investments, LLC or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of EFHT or the Company.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. E.C.D.'s and EFHT's actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, E.C.D.'s and EFHT's expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside E.C.D.'s and EFHT's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against E.C.D. and EFHT; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of E.C.D. and EFHT, certain regulatory approvals, or satisfy other conditions to closing in the merger agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on E.C.D.'s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain the listing of the combined company's common stock on the Nasdaq Stock Market following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of E.C.D. to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that E.C.D. and EFHT may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to E.C.D.; (13) risks related to the organic and inorganic growth of E.C.D.'s business and the timing of expected business milestones; (14) the amount of redemption requests made by EFHT's stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of EFHT for its initial public offering and the registration statement on Form S-4, including the proxy statement relating to the proposed Business Combination, including those under "Risk Factors" therein, and in EFHT's other filings with the SEC. EFHT cautions that the foregoing list of factors is not exclusive. E.C.D. and EFHT caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. E.C.D. and EFHT do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Industry and Market Data

In this Presentation, EFHT and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither EFHT nor the Company has independently verified the accuracy or completeness of any such third-party information. Some data is also based on the good faith estimates of the Company and EFHT which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company and EFHT.

Additional Information

In connection with the proposed Business Combination, EFHT or one of its subsidiaries intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of EFHT. After the registration statement is declared effective, EFHT will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its stockholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. EFHT's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, EFHT and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of EFHT as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: EF Hutton Acquisition Corporation I.

Participants in the Solicitation.

EFHT, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from EFHT's stockholders with respect to the proposed Business Combination. A list of the names of EFHT's directors and executive officers and a description of their interests in EFHT is contained in EFHT's final prospectus relating to its initial public offering, dated September 9, 2022, which was filed with the SEC, as may be amended on any Form 3s or 4s. The prospectus is available free of charge at the SEC's website at www.sec.gov, or by directing a request to EF Hutton Acquisition Corporation I. Additional information regarding the interests of the participants in the solicitation of proxies from EFHT's stockholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

No Offer or Solicitation.

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

EXECUTIVE SUMMARY

1. **Leading Retrofitter of British Luxury Classics**
   Scaling the Production & Electrification of Highly-Customized Exotic Automobiles
2. **Favorable Margin Profile**
   Driven by Incremental Upgrades and Extensive Customization Options
3. **Attractive & Growing Category with Opportunity for Long-Term Value Appreciation**
   Exotic Automobiles Are Experiencing Outsized Demand and Have Appreciated in Value Over Time
4. **Established Market Position with Access to Premier Customer Demographics**
   Strong Exposure to Key Target Markets and Ultra-High-Net-Worth Customer Prospects
5. **Proven Business Model with Multiple Avenues for Expansion**
   Numerous Expansion Opportunities to Capture Incremental Market Share

EF HUTTON
OVERVIEW

Premier middle market advisory platform with deep expertise guiding the next generation of high-growth, small-to-mid-cap companies toward long-term success

$16.2B+
Aggregate Transaction Value Since Inception[1]

220+
Completed Transactions Since Inception[1]

RANKED #1
In Total 2022 SPAC Issuance & Advisory[2]

150+
Public Companies Covered in Equity Research[3]

E.C.D. AUTO DESIGN
EF Hutton Acquisition Corporation I

(1) Via EFH Analytics & public filings
(2) By number of transactions via SPACInsider as of 1/1/2023
(3) Via EFH Analytics

BUSINESS OVERVIEW



OUR STORY

Our facility is over 100,000 square feet, with over 70 full-time employees and two continents building the award-winning vehicles in the USA. Everything is built by hand in sunny Florida, where we have a passionate team all pulling in the same direction and shooting for one goal: perfection. Our founders grew up in England, the Midlands, just 40 miles from the famous Lode Lane factory where these vehicles were produced. They were surrounded by Defenders from an early age. Mostly working on the vehicles on friends' farms, they were often thrown in the back of these trucks along with bails of hay, a dog and sometimes the odd farm animal.

When we launched E.C.D., we knew for every vehicle, we had to create the foundation, build it, and customize it from the ground up – regardless of risk – if we wanted to produce the quality of build we ourselves dreamed of. We have a great blend of English owners and American staff. We have different views on how the perfect vehicle should be, but that creativity is what makes our vehicles so special. We challenge perfection every day.



THIS → TO THIS



"WE ARE JUST FOUR BRITISH PETROL HEADS WITH A PASSION FOR AUTOMOTIVE PERFECTION THAT TURNED DREAMS, HOBBIES AND PURE DRIVE INTO ONE OF THE WORLD'S LEADING AUTOMOTIVE BUILDERS."

SCOTT WALLACE, E.C.D CEO

OUR TEAM



Tom Humble

CXO

Tom is a self-described British petrol head, with an early career in Professional Soccer, now you can find him negotiating six figure sales contracts for the company he founded. A natural leader with the ability to build incredible rapport with current and prospective clients.



Elliot Humble

CTO

Elliot Humble is an experienced operations manager with the ability to steer and direct the procurement of donor vehicles and automotive parts that supports the growth of the E.C.D. brand.



Emily Humble

CPO

Emily is an experienced leader within the education sector. Her goal in E.C.D. is to ensure perfection is delivered every step of the way, from the moment the client signs their contract to the first drive.



Scott Wallace

CEO

At the age of 16, Scott Wallace realized that hard work would not always be enough and that an hourly wage was not going to dictate his life. Gifted with a sharp mind, an innate ability to remove the distracting noise in business, and an insatiable thirst for excellence. Scott also has a seasoned resume in the European public sector & venture capital industry.



"WE BELIEVED FROM DAY ONE THAT WE NEEDED OUR TECHNICIANS TO BE THE HEART OF THE PRODUCT, WE MADE A PACT THAT WE WOULD NOT BUILD TRUCKS, AND THEY WOULD NOT HAVE TO WORRY ABOUT THE BUSINESS."

Tom Humble, E.C.D. CXO.

OUR
PRODUCT

THE DEFENDER - FROM $229,995


D90


D110


D130

Drivetrain: V8 / EV
Body: Hard top / Soft top

THE SERIES - FROM $219,995


IIA


III

Drivetrain: V8 / EV
Body: Hard top

THE RANGE ROVER CLASSIC - FROM $219,995


SWB


LWB

Drivetrain: V8 / EV
Body: Hard top

THE E-TYPE - FROM $279,995


ROADSTER


COUPE

Drivetrain: I6 / V8 / V12 / EV
Body: Hard top / Soft top



"Unlike the automotive world, our vision was a product that was highly differentiated, incredibly desirable and delivered with damned focus"

Scott Wallace, E.C.D. CEO.

OUR
PROCESS



Step 1

Configure your build

Let's start with the fun decisions. You'll work with our Lead Designer to select your body style, drivetrain, wheels, tires, accessories, paint color, and interior style, colors and textures. This process can be done with an in-home consultation or by visiting one of our Design Studios at our expense. Once you've made your selections, we'll send you mock ups for further review, fine-tuning our designs until you decide your build is perfect.



Step 2

Obtaining your vehicle

The search for your base vehicle begins. We scour Europe to find the right one to match your specifications and then handle all aspects of the import process.



Step 3

Building the foundation

We don't take an old car and alter it. We break your base vehicle down all the way to the bare chassis. Every nut and bolt is replaced, resulting in a completely fresh rebuild from the ground up.



Step 4

Empowering your drive

Go with the classic Rover V-8 engine or a powerhouse machine like the Chevrolet LS3 or LC9 with 6-speed transmission. Our brand new Chevrolet crate engines include a 2-year/50,000- mile warranty and are serviceable at all Chevrolet dealerships nationwide. Or opt for the new and improved E.C.D. EV setup, which is like no other found in the restomod world today.



Step 5

Applying your signature color

Your vehicle body is carefully sandblasted and polished before being hand-painted with premium paint. Our in-house paint facility, widely considered to be one of the best in the country, can precisely match any color you desire.



Step 6

Electrical Functionality

Each vehicle we build uses over 2,000 feet of wiring that will bring your vehicle to life. Every harness is wired by hand and made custom for your vehicle to match your exact build specifications.



Step 7

Hand-Stitched Upholstery

You select every aspect of your upholstery down to the color of the stitching. From a premium Puma leather dashboard to the quilted hand-stitching of the rear seat, our craftsmen will wrap your vehicle's interior in the leather design and color of your choice.



Step 8

Fitting Your Cosmetics

This is the exciting stage when your vehicle takes on the distinctive appearance of a refinished vehicle. We install your hand-selected features – doors, door cards, roof rack, headlights, wheels, windows and more – to make this uniquely yours.



Step 9

Quality Control

Through every step of the process, your vehicle goes through a robust 200-point quality control inspection, including taking it out for a 500-mile test drive followed by one last, all-inclusive, 400+ point inspection to guarantee that it's utterly flawless.



Step 10

Ready To Deliver

We give your vehicle its final polish and detailing. Now it's ready for the end of its journey with E.C.D. and the start of its adventure with you.

"THE E.C.D. SECRET SAUCE WAS CREATING A MANUFACTURING MODEL THAT ALLOWED THE EFFICIENCIES OF AUTOMOTIVE PRODUCTION, WITH THE FLUIDNESS OF COMPLETE CUSTOMIZATION. WE BELIEVE IT TOOK 4 PETROLHEADS, NOT FROM AUTOMOTIVE MANUFACTURING, TO CREATE EXACTLY THAT."

Tom Humble, E.C.D. CXO.

OUR CLIENT EXPERIENCE

A FIRST FOR AUTOMOTIVE

- THE CLIENT AT THE CENTER OF THE DESIGN EXPERIENCE

The Nine Stages

- Receive welcome book
- Introduction to our Concierge Team
- Receive Design Kit
- Introduction to our Head of Automotive Design
- 3D Renderings
- Final Design Signoff
- Foundation Vehicle arrives
- Client Journey Update
- Delivery Day




E.C.D.










E.D.
BRAKES

"OUR EXPERIENCE WORKING WITH E.C.D. WAS A BREEZE – THE TEAM WAS RESPONSIVE, CONSIDERATE OF OUR TIME LINE AND BUDGET AND KEPT AN OPEN LINE OF COMMUNICATION DURING OUR BUILD. THE PROGRESS WEBSITE DEVOTED TO OUR PROJECT WAS INCREDIBLY HELPFUL SO WE COULD CHECK IN AND SEE REAL TIME PICTURES AND PROGRESS! WE COULD NOT BE HAPPIER WITH THE WAY OUR DEFENDER TURNED OUT, AND WE HAVE HAD SO MUCH FUN WITH IT."

The Plank Family - Founder of Under Armour

OUR PURSUIT OF QUALITY











Like you, we are obsessed with all things automotive. Our passion for perfection shows in our painstaking attention to detail in every vehicle we build. That's why everything is done completely in-house.

All the necessary body work, drivetrain selection and installation, every stitch in the interior, paint work, up to placement of the last nut and bolt are done at the skilled hands of the crew at E.C.D. We have one common goal: perfection. Let everyone else get their car off the assembly line, that's not how we roll.

An E.C.D. build is a revered piece of history artfully blended with custom craftsmanship and 21st century power. It's a heady mix that results in a one-of-a-kind automotive heirloom guaranteed to turn heads, inspire envy, and deliver you unmitigated satisfaction.


HSV

"THE E.C.D. VISION… IS TO RECREATE DEFENDERS THAT EXPRESS EACH CUSTOMER'S IMAGINATION WHILE RETAINING THE CHARACTER OF THE ORIGINAL, ALL IN A HIGH-QUALITY PACKAGE WITH REMARKABLE ATTENTION TO DETAIL."

Seth Parks – Off-Road.com

OUR DRIVE FOR PERFECTION

QUALITY CONTROL PROCESS

As our builds work through 20 stages of production, each technician, via a tablet, completes their part of a 600+ point quality control process in real time. Post this, our QC manager completes the same 600+ point inspection check list, and any issues are addressed by our Master Certified QC lead technician prior to shipping




Part Needed
Needs Attention
Complete



"PERFECTION IS THEIR HALLMARK, THEIR INSPIRATION IS IN THEIR ROOTS. OWNED BY THREE BRITS, E.C.D. IS AS MUCH ABOUT PASSION AS IT IS ABOUT QUALITY."

Gear Minded

ECD 2023 EV
CONVERSION

THE NEW AND IMPROVED E.C.D. EV SETUP IS LIKE NO OTHER FOUND IN THE RESTOMOD WORLD TODAY.

- Intelligent graphic user interface combined into the entertainment system screen, has a more OEM feel.
- DC Fast charging can allow for rapid charges on the go, allowing long road trips.
- Efficient packaging and cooling of batteries, uses and maintains charge more effectively.
- Cascadia motor connected to enhanced Land Rover four wheel drive system.
- Selectable 2 or 4 wheel drive applications, get more from each charge by only powering the rear wheels when driving normally, drop into 4 wheel drive when off-roading.
- Eco, Normal and Sport modes.
- Idle creep / hill hold assist option.
- On / Off option for regenerative braking, allowing for a smoother driving experience if desired.






E.C.D.
AUTO DESIGN
E.C.D.
AUTO DESIGN
E.C.D.
AUTO DESIGN

"ELECTRIC LAND ROVER DEFENDER SHOWS HOW TO AGE A CLASSIC CAR GRACEFULLY."
Sebastian Blanco - Forbes

OUR NUMBERS

- 100k sq. ft. production facility
- 1 sourcing facility in the UK
- 2,200 man hours per vehicle
- 9-month design/build process
- 500 units built since inception
- 100 contracted units in the pipeline
- 2 continents
- 70 staff
- 61 ASE certifications
- $400k highest value build
- 50 state compliant



INVESTMENT HIGHLIGHTS



1 - LEADING RETROFITTER OF BRITISH LUXURY CLASSICS

SCALING THE PRODUCTION & ELECTRIFICATION OF HIGHLY-CUSTOMIZED EXOTIC AUTOMOBILES

Comparative Custom Design Offerings by Luxury Auto Manufacturer


Luxury
Customization
BENTLEY
Ferrari
LAMBORGHINI
LAND ROVER
ROLLS ROYCE
E.C.D.
AUTO DESIGN

2 - ENHANCED MARGIN PROFILE
DRIVEN BY INCREMENTAL UPGRADES AND EXTENSIVE CUSTOMIZATION OPTIONS

Upgrades & Customization Drive Net Margin Expansion[1]



Base Vehicle
+ No Upgrades
$225,000(2)
4.7%(3)
$10,500(4)
Base Vehicle
+ Low Upgrades
$240,000(2)
4.8%(3)
$11,500(4)
Base Vehicle
+ Average Upgrades
$279,000(2)
13.1%(3)
$36,500(4)
Base Vehicle
+ High Upgrades
$325,000(2)
20.5%(3)
$65,500(4)

E.C.D. AUTO DESIGN EFHutton Acquisition Corporation I

(1) Based on Q4 2022 ECD pricing analysis for Defender models
(2) Sales price for base vehicle plus upgrades (if any)
(3) Net margin percentage estimates, subject to change
(4) Net margin estimates, subject to change

2 - ENHANCED MARGIN PROFILE

DRIVEN BY INCREMENTAL UPGRADES AND EXTENSIVE CUSTOMIZATION OPTIONS

Breadth of Customization & Upgrade Options




MAXXISS
CONTINENTAL















E.C.D. AUTO DESIGN EFHutton Acquisition Corporation I

3 - ATTRACTIVE & GROWING CATEGORY
WITH OPPORTUNITY FOR LONG-TERM VALUE APPRECIATION

Exotic Automobiles Are Experiencing Outsized Demand And Have Appreciated In Value Over Time

~$580B Total Addressable Market
Projected Global Luxury Car Market Size[1]

Long-Term Secular Growth
Electric Vehicles

~7% CAGR
Luxury SUVs[2]

~9-14% CAGR
Ultra Luxury Cars[3]

ECD Dramatically Outperforms Industry Trends

~26% Average ECD Unit CAGR Over Last Decade

~19% Average ECD Selling Price CAGR Over Last Decade

Hagerty's Average Historical Market Value of Select Defender & E-Type Models[4]



$225k
$215k
$205k
$195k
$185k
$175k
$165k
$155k
$145k
$135k
$125k
$138.3k
$204.3k
Sep 16
Jan 17
May 17
Sep 17
Jan 18
May 18
Sep 18
Jan 19
May 19
Sep 19
Jan 20
May 20
Sep 20
Jan 21
May 21
Sep 21
Jan 22
Apr 22
Jul 22
Oct 22
Jan 23

(1) Estimated 2021 market size via Statista's "Global luxury car market size from 2010 to 2021" (November 2021)
(2) CAGR estimate for luxury SUVs via Technavio's "Luxury SUV Market Size to Grow by 1.59 million units | North America to Dominate the Market | Technavio" (April 21, 2022)
(3) CAGR estimate for ultra luxury cars ($300,000+ purchase price) 2021 – 2031 via McKinsey & Company's "Five Trends Shaping Tomorrow's Luxury-Car Market" (July 8, 2022)
(4) Average historical values of 1993 Land Rover Defender 110, 1997 Land Rover Defender 90 and 1974 Jaguar E-Type SIII models via The Hagerty Group, LLC as of 3/3/2023

E.C.D. Auto Design | EFHutton Acquisition Corporation I

4 - ESTABLISHED MARKET POSITION
WITH ACCESS TO PREMIER CUSTOMER DEMOGRAPHICS

Strong Exposure To Key Target Markets And Ultra-High-Net-Worth Customer Prospects



■ Existing Presence

Premier Customer Demographics

Employment Sectors:

- C-Suite Executives
- Financial Services
- Professional Athletes
- Celebrities & Influencer's
- Actors & Actresses

Interest Groups:

- Auto Enthusiasts
- Outdoor Enthusiasts
- Sports Fans
- Celebrities & Entertainment News

Note: excludes international markets outside of the United States

5 - PROVEN BUSINESS MODEL
WITH MULTIPLE AVENUES FOR EXPANSION

Numerous Expansion Opportunities To Capture Incremental Market Share

E.C.D. AUTO DESIGN

1. Introduction of New Product Lines
2. Opportunities to Deploy Capital into Projects with Short Payback Periods
3. Sales Expansion Into International Markets
4. Highly Fragmented Industry with Opportunities to Consolidate

FINANCIAL OVERVIEW


MPH

KEY FINANCIAL HIGHLIGHTS

100K+ Square Feet of Manufacturing Space

~180 Annual Production Capacity[1]

Currently running 2 existing production lines, with plans to initiate a third line in Q4 2023, together yielding an estimated 180 units annually[1]

Forecast ECD Gross Margin Step-up



ECD Gross Margin
Forecast Step-up (%)(3)
25.2%
+2.5%
+2.5%
+2.5%
+2.5%
35.0% - 40.0%
2020A Gross Margin
Shipping Efficiencies
Vendor Expense Reduction
Logistics & Manufacturing Efficiencies
Pricing Power & Incremental Upgrades
Forecast Optimized Gross Margin(3)

Comparative Auto Manufacturer Gross Margin[2]



29.5% Luxury Mean
17.3% Mass Mean
32.6%
18.4%
48.0%
21.8%
26.7%
12.7%
10.9%
13.5%
20.5%
17.8%
16.1%
19.7%
25.6%
19.0%
BYD
Ford
gm
HONDA
Luxury Auto Manufacturers
Mass Auto Manufacturers

E.C.D. AUTO DESIGN | EF Hutton Acquisition Corporation I

(1) Annual production capacity assuming 3 production lines running on a single shift
(2) Via Bloomberg and S&P CapIQ Pro as of 3/3/2022
(3) Management forecast estimates on margin improvements, there can be no assurance these results will be achieved

SUMMARY HISTORICAL
& FORECAST FINANCIALS

Demonstrated Operating Model With Attractive Growth Prospects

Historical & Forecast Financials ($M)



Revenue
EBITDA Margin
$9.4
$11.5
$15.0
$55.0 - $60.0
20.0% - 23.0%
2020A(1)
2021A(1)
2022A(1)
Forecast at Optimized Operations(2)

Summary 2022 Actuals and Forecast Estimates ($M)

		Forecast at Optimized Operations[2]	
	2022A[1]	**Low Est.**	**High Est.**
Total Revenue	$15.0	$55.0	$60.0
Gross Margin	25.2%	35.0%	40.0%
EBITDA Margin	(1.8%)	20.0%	23.0%

E.C.D. AUTO DESIGN EFHutton Acquisition Corporation I

(1) Reflects actual historical figures
(2) Management forecast estimates assuming single shift capacity facility with the third production line operating, there can be no assurance these results will be achieved

TRANSACTION OVERVIEW & VALUATION


RANGE ROVER

TRANSACTION OVERVIEW

ECD Automotive Design ("ECDA") has entered into a definitive business combination agreement ("BCA") with EF Hutton Acquisition Corporation I ("EFHT") at a purchase price of approximately $225M

- Pro Forma Equity Value of $344M and Pro Forma Enterprise Value of $278M
- The transaction structure includes a targeted $65M raise from PIPE investors and an estimated $23M in EFHT Trust[1]
- ECDA shareholders will rollover 21M shares of their equity interest into the Pro Forma company and will retain approximately 61% of the company
- Expected transaction close is Q3 2023, subject to customary closing conditions

Illustrative Pro Forma Ownership[3]



19%
11%
9%
61%
EFHT Shareholders
EFHT Sponsor Promote
ECDA Shareholders
PIPE Investors

Sources & Uses

Sources:	
EFHT Cash in Trust[1]	$23.2
ECDA Equity Consideration	210.0
PIPE Financing[2]	65.0
Total	**$298.2**
Uses:	
Cash to ECDA[4]	$65.7
ECDA Rollover Equity	210.0
ECDA Cash Consideration	15.0
Transaction Expenses[5]	7.5
Total	**$298.2**

Pro Forma Valuation

Implied Pro Forma Equity Value	$344.0
Plus: Net Debt[4]	(65.7)
Implied Enterprise Value	**$278.3**

(1) EFHT Cash in Trust assumes 80% redemptions by EFHT shareholders and excludes any interest earned or withdrawn from the EFHT Trust
(2) No agreements or commitments for funding currently in place
(3) Pro Forma Ownership on a non-fully diluted basis at $10.00 per share
(4) Cash to ECDA (Net Debt) assumes $23.2M EFHT Cash in Trust, plus $65.0M PIPE Financing, less $7.5M Transaction Expenses and $15.0M ECDA Cash Consideration
(5) Transaction Expenses include Deferred Underwriting Fees and an estimated $3.5M for other transaction expenses

E.C.D. AUTO DESIGN EFHutton Acquisition Corporation I

ATTRACTIVELY VALUED
RELATIVE TO LUXURY AUTO MANUFACTURERS AND LUXURY BRANDS

Enterprise Value / 2024E Revenue Multiples[1]



5.2x
Average
1.6x
ASTON MARTIN
7.8x
2.6x
12.0x
HERMÈS
PARIS
3.4x
KERING
4.7x
LVMH
6.2x
4.0x
RICHEMONT
Luxury Auto Manufacturers
Luxury Brands

E.C.D. AUTO DESIGN EFHutton Acquisition Corporation I

(1) Consensus analyst estimates via Bloomberg as of 3/3/2023


CREATE IT, BUILD IT, LIVE IT.
THANK
YOU

E.C.D. Auto Design:

Scott Wallace

Chairman and CEO

Email: investorrelations@ecdautodesign.com

Tel: 407-483-4825

EF Hutton Acquisition Corporation I:

Benjamin Piggott

Chairman and CEO

Email: bpiggott@efhuttonacquisitioncorp.com

Tel: 929-528-0767

RISK FACTORS

Risk Factors relating to the business of E.C.D. Auto Design

1. The automotive market is very competitive. We may not be successful in competing in this industry or in retaining the employees with the skills necessary to fulfill orders.
2. We have a limited operating history. Our ability to create, design, develop, manufacture, and deliver automobiles of high quality on schedule and on a large scale is unproven and developing.
3. Our reliance on successfully importing automobiles could subject us to risks, including risk relating to international relations, import and export laws and regulations, inventory availability, and others.
4. We rely on successfully purchasing used automobiles, and the price, availability, and quality of such automobiles can fluctuate significantly. Such fluctuations could have a material and adverse effect on our operations and financial condition.
5. We may not succeed in continuing to maintain and strengthen our reputation and brand, and our reputation and brand could be harmed by negative publicity with respect to us, our directors, officers, employees, shareholders, business partners, or the automotive industry in general.
6. Our industry and its technology are rapidly evolving and may be subject to unforeseen changes. Any delay in our ability, for whatever reason, to incorporate new technologies may affect the demand for our vehicles.
7. We may in the future become subject to new automotive regulations and compliance requirements, none of which we can predict at this time.
8. Our future growth is dependent on the consumer demand for high-end custom passenger vehicles, the prospects of which are subject to many uncertainties, including the global economy, unforeseeable health crises, and/or other force majeure events.
9. If our vendors or other business partners fail to comply with applicable laws and regulations, our brand image could be harmed due to negative publicity.
10. If we fail to manage our inventory effectively, our financial condition and results of operations may be materially and adversely affected.
11. We may be unable to effectively control our costs associated with operations.
12. If we fail to adequately manage our growth, we may not be able to timely fulfill orders and successfully market and sell our vehicles.
13. Our forecasts and projections are based upon assumptions, analyses, and internal estimates developed by our management team. If these assumptions, analyses, and/or estimates prove to be incorrect or inaccurate, our actual operating results may differ materially and adversely.
14. We have received a limited number of orders for builds and sales, any or all of which may be cancelled by customers despite their deposit payment and signed contracts.
15. We currently depend on revenues from a limited number of vehicle models and expect this to continue for the foreseeable future. Our business is entirely dependent upon the availability of vehicles with respect to which we have manufacturing know-how and expertise.
16. We are dependent on our suppliers, many of whom are international and our single source suppliers for the components they supply.
17. We could experience cost increases or disruptions in supply of base vehicles and/or raw materials or other components used in our vehicles, which may significantly lengthen our delivery timelines, disrupt our operations, and adversely affect our business and its financial condition.
18. Any delays or disruptions in the manufacturing and delivery of the custom vehicles in process could have a material and adverse effect on our business and financial condition.
19. Our operations and business plans require a significant amount of capital. Our future capital needs may require us to obtain additional equity and/or debt financing, and this may dilute our shareholders or introduce covenants that may restrict our operations and/or our ability to pay dividends.
20. Our vehicles are highly customized and may not perform in a manner consistent with every customer's expectations.
21. Our vehicles may contain defects or have parts subject to recall, and certain parts that we source from third party suppliers and that we install on our vehicles may malfunction.
22. We are not the original manufacturer of the vehicles that we customize and build. Despite our rigorous safety protocols and inspection processes, in addition to the inherent risks stemming from the original manufacturers' build of the base vehicles, our products may be subject to additional risk of damage, injury, or death.
23. Our success is dependent on the leadership and experience of the founders of the company, and the loss of their services could have a material and adverse effect on our operations and financial condition. There can be no assurance that qualified replacement personnel could be hired.
24. We may need to defend the business against intellectual property right infringement, misappropriation, or other claims. Defending against such claims may be time-consuming and may cause us to incur substantial fees and costs.
25. We may not be able to prevent unauthorized third parties from using our intellectual property, which could harm our business.
26. We may not be able to adequately obtain or maintain proprietary and intellectual property rights in our business information, data, or technology.

Risk Factors relating to the Business Combination

1. The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
2. There is no guarantee that a stockholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better economic position.
3. If the Business Combination benefits do not meet the expectations of investors or securities analysts, the market price of EFHT's securities or, following the consummation of the Business Combination, the combined company's securities may decline.
4. Potential legal proceedings in connection with the Business Combination, the outcomes of which may be uncertain, could delay or prevent the completion of the Business Combination.
5. Since EFHT's initial stockholders, officers, directors and the Anchor Investors will lose their entire investment in us if our initial business combination is not completed, and as result, a conflict of interest may arise in determining whether a particular business combination target is appropriate for our initial business combination.
6. We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

The foregoing is a summary of certain general risks related to E.C.D. and the Business Combination, and such list is not exhaustive. The foregoing list has been prepared solely for the purpose of assisting interested parties in making their own evaluation with respect to the purchase of securities and not for any other purpose. You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own financial and legal advisors. A more expansive description of the key risk factors will be filed with the SEC as part of the registration statement on Form S-4 referred to above and in subsequent filings with the SEC, and such risk factors will be more extensive than, and may differ significantly from, the above summary.